UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2019

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware			20-2311383
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)

2021 Spring Road Suite 600	Oak Brook	IL	60523
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On August 1, 2019, Bay Valley Foods, LLC and TreeHouse Private Brands, Inc., wholly owned subsidiaries of TreeHouse Foods, Inc. (“TreeHouse” or the "Company"), completed the previously announced sale of Flagstone Foods, Inc. and Nutcracker Brands, Inc., constituting the Company’s Snacks Division, for a base sale price of $90.0 million in cash, subject to customary post-closing adjustments pursuant to the terms of a Stock Purchase Agreement, dated as of July 8, 2019.

On May 1, 2019, TreeHouse Private Brands, Inc., a wholly owned subsidiary of TreeHouse Foods, Inc., entered into a definitive agreement to sell its Ready-to-eat ("RTE") Cereal business to Post Holdings, Inc. ("Post"). The transaction is presently being reviewed by the Federal Trade Commission (the "FTC"). The Company and Post remain optimistic of a timely conclusion of the FTC review.

Beginning in the third quarter of 2019, the Company will classify both the Snacks and RTE Cereal businesses as discontinued operations.

On October 22, 2019, the Company is providing additional recast historical unaudited financial information prepared in accordance with GAAP reflecting discontinued operations for both the Snacks and RTE Cereal businesses, as well as certain Non-GAAP financial measures (as defined by the Securities and Exchange Commission) reconciled to GAAP. The Company believes this additional GAAP and Non-GAAP information provides investors with useful supplemental financial information regarding the Company's underlying business trends and the performance of the Company's continuing operations after the separation of the Snacks and RTE Cereal businesses. The financial information included in this Form 8-K also reflects the Company's change in inventory valuation method from the last-in, first out (LIFO) method to the first-in, first out (FIFO) method for its Pickle inventory during the second quarter of 2019. For additional information regarding this change, please refer to the Company's Form 10-Q filed on August 1, 2019.

The unaudited GAAP supplemental financial information included in this Form 8-K is furnished as Exhibit 99.1 to this report and the unaudited Non-GAAP supplemental financial information is furnished as Exhibit 99.2 to this report and both Exhibits are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Recast historical unaudited GAAP financial information reflecting discontinued operations.
99.2	Recast historical unaudited Non-GAAP financial measures reflecting discontinued operations (as defined by the Securities and Exchange Commission) reconciled to GAAP presentation.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
The information furnished in this Form 8-K under Item 7.01, Item 9.01, Exhibit 99.1, and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	October 22, 2019	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

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